Prospectus Supplement
John Hancock Variable Insurance Trust
Fundamental Large Cap Value Trust (the fund)
Supplement dated January 29, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective January 29, 2026 (the Effective Date), Michael Bokoff, CFA, is added as a portfolio manager of the fund. Nicholas P. Renart and Jonathan T. White, CFA will continue as portfolio managers of the fund, and together with Michael Bokoff are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management”:
Michael Bokoff, CFA
Portfolio Manager
Managed fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.